UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2024

STEPAN COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4462	36-1823834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard Suite 500
Northbrook, Illinois		60062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 446-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	SCL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Stepan Company (the “Company”) previously disclosed on a Form 8-K filed on October 30, 2024, that Scott R. Behrens, the Company’s former President and Chief Executive Officer, was departing the Company. This Form 8-K/A hereby amends the original Form 8-K filed on October 30, 2024, to supplement the disclosure contained in Item 5.02 thereto and to file the exhibit referenced in Item 9.01 of this Form 8-K/A. Except as provided herein, the disclosures in the Form 8-K filed on October 30, 2024, remain unchanged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Behrens’ employment with the Company ended on November 1, 2024. In connection with Mr. Behrens’ departure, the Company and Mr. Behrens entered into a separation agreement, effective as of December 15, 2024 (the “Separation Agreement”). Pursuant to the Separation Agreement and release referenced therein, in consideration of Mr. Behrens’ execution, delivery and non-revocation of a general release of claims and his continued compliance with the terms and conditions of the Separation Agreement, Mr. Behrens will be entitled to receive the following: (i) cash severance equal to one and a half times the sum of his annual base salary and target annual bonus, to be paid on regular payroll dates over an 18-month period; (ii) accelerated vesting of his equity awards on a pro-rata basis through the next vesting anniversary, with any performance awards only paid to the extent that applicable performance conditions are met; and (iii) additional benefits, including a COBRA subsidy covering employer contributions for up to 18 months and executive outplacement assistance for nine months.

Pursuant to the terms of the Separation Agreement, Mr. Behrens has agreed to non-disparagement and confidentiality covenants that will apply indefinitely and non-competition and non-solicitation covenants that will apply for 18 months following separation. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the terms of the Separation Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Separation Agreement, by and between Scott R. Behrens and Stepan Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

Date:	December 19, 2024	By:	/s/ David G. Kabbes
David G. Kabbes Vice President, General Counsel and Secretary